                                                                SUB-ITEM 77Q1(A)

                                 AMENDMENT NO. 9
                             TO AMENDED AND RESTATED
                      AGREEMENT AND DECLARATION OF TRUST OF
                                AIM GROWTH SERIES

          This Amendment No. 9 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Growth Series (the "Trust") amends, effective November 12, 2009, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

          Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

          WHEREAS, the Trust desires to amend the Agreement to add the following series portfolios: Invesco Convertible Securities Fund, Van Kampen Asset Allocation Conservative Fund, Van Kampen Asset Allocation Growth Fund, Van Kampen Asset Allocation Moderate Fund, Van Kampen Harbor Fund, Van Kampen Leaders Fund, Van Kampen Real Estate Securities Fund and Van Kampen U.S. Mortgage Fund;

          WHEREAS, each of the Funds will have multiple share classes, each of which will be reflected on Schedule A, as amended hereby;

          NOW, THEREFORE, the Agreement is hereby amended as follows:

     1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

     2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of November 12, 2009.


                                        By: /s/ John M. Zerr
                                            ------------------------------------
                                        Name: John M. Zerr
                                        Title: Senior Vice President

                                    EXHIBIT 1

                                   "SCHEDULE A
                                AIM GROWTH SERIES
                         PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                                       CLASSES OF EACH PORTFOLIO
---------                                       -------------------------
AIM Balanced-Risk Retirement Now Fund           Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class R Shares
                                                Class Y Shares
                                                Institutional Class Shares

AIM Balanced-Risk Retirement 2010 Fund          Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class R Shares
                                                Class Y Shares
                                                Institutional Class Shares

AIM Balanced-Risk Retirement 2020 Fund          Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class R Shares
                                                Class Y Shares
                                                Institutional Class Shares

AIM Balanced-Risk Retirement 2030 Fund          Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class R Shares
                                                Class Y Shares
                                                Institutional Class Shares

AIM Balanced-Risk Retirement 2040 Fund          Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class R Shares
                                                Class Y Shares
                                                Institutional Class Shares

AIM Balanced-Risk Retirement 2050 Fund          Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class R Shares
                                                Class Y Shares
                                                Institutional Class Shares

PORTFOLIO                                       CLASSES OF EACH PORTFOLIO
---------                                       -------------------------
AIM Basic Value Fund                            Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class R Shares
                                                Class Y Shares
                                                Institutional Class Shares

AIM Conservative Allocation Fund                Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class R Shares
                                                Class S Shares
                                                Class Y Shares
                                                Institutional Class Shares

AIM Global Equity Fund                          Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class R Shares
                                                Class Y Shares
                                                Institutional Class Shares

AIM Growth Allocation Fund                      Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class R Shares
                                                Class S Shares
                                                Class Y Shares
                                                Institutional Class Shares

AIM Income Allocation Fund                      Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class R Shares
                                                Class Y Shares
                                                Institutional Class Shares

AIM International Allocation Fund               Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class R Shares
                                                Class Y Shares
                                                Institutional Class Shares

AIM Mid Cap Core Equity Fund                    Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class R Shares
                                                Class Y Shares
                                                Institutional Class Shares

PORTFOLIO                                       CLASSES OF EACH PORTFOLIO
---------                                       -------------------------
AIM Moderate Allocation Fund                    Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class R Shares
                                                Class S Shares
                                                Class Y Shares
                                                Institutional Class Shares

AIM Moderate Growth Allocation Fund             Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class R Shares
                                                Class Y Shares
                                                Institutional Class Shares

AIM Moderately Conservative Allocation Fund     Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class R Shares
                                                Class Y Shares
                                                Institutional Class Shares

AIM Small Cap Growth Fund                       Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class R Shares
                                                Class Y Shares
                                                Institutional Class Shares
                                                Investor Class Shares

Invesco Convertible Securities Fund             Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class Y Shares

Van Kampen Asset Allocation Conservative Fund   Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class Y Shares

Van Kampen Asset Allocation Growth Fund         Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class Y Shares

Van Kampen Asset Allocation Moderate Fund       Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class Y Shares

PORTFOLIO                                       CLASSES OF EACH PORTFOLIO
---------                                       -------------------------
Van Kampen Harbor Fund                          Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class Y Shares
                                                Institutional Class Shares

Van Kampen Leaders Fund                         Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class Y Shares

Van Kampen Real Estate Securities Fund          Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class Y Shares
                                                Institutional Class Shares

Van Kampen U.S. Mortgage Fund                   Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class Y Shares
                                                Institutional Class Shares"